Exhibit 10.1

2023 SECOND OMNIBUS AMENDMENT TO EMPLOYMENT AGREEMENTS
This 2023 Second Omnibus Amendment to Employment Agreements (this “2023 Second Amendment”) is entered into effective as of January 1, 2023 (the “Amendment Effective Date”) between Crestwood Operations LLC (the “Employer”), and each of Robert Halpin (“Halpin”), Steven Dougherty (“Dougherty”), Joel Lambert (“Lambert”), William H. Moore (“Moore”), Diaco Aviki (“Aviki”) and John Black (“Black”). Halpin, Dougherty, Lambert, Moore, Aviki and Blark are the collectively referred to herein as the “Employees.”
RECITALS
WHEREAS, the Employer and Halpin are parties to that certain Employment Agreement effective as of January 21, 2014 (as amended, the “Halpin Employment Agreement”);
WHEREAS, the Employer and Dougherty are parties to that certain Employment Agreement effective as of January 21, 2014 (as amended, the “Dougherty Employment Agreement”);
WHEREAS, the Employer and Lambert are parties to that certain Employment Agreement effective as of January 21, 2014 (as amended, the “Lambert Employment Agreement”);
WHEREAS, the Employer and Moore are parties to that certain Employment Agreement effective as of January 21, 2014 (as amended, the “Moore Employment Agreement”);
WHEREAS, the Employer and Aviki are parties to that certain Amended and Restated Employment Agreement effective as of January 18, 2022 (as amended, the “Aviki Employment Agreement”);
WHEREAS, the Employer and Black are parties to that certain Employment Agreement effective as of August 15, 2022 (as amended, the “Black Employment Agreement” and, together with the Halpin Employment Agreement, Dougherty Employment Agreement, Lambert Employment Agreement, Moore Employment Agreement and Aviki Employment Agreement, the “Employment Agreements”); and
WHEREAS, the Employer and Employees desire to amend the Employment Agreements to define the term “CIC Protection Period”.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties agree that the Employment Agreements are hereby amended as follows, effective as of the Amendment Effective Date:
AGREEMENTS
1.Each of the Employment Agreements is hereby amended by adding the following language to the end of Section 3.3(b)(iv), to be and to read in its entirety as follows:
“For purposes of this provision, the “CIC Protection Period” shall be the period beginning three months prior to a Change in Control and ending twelve months after the closing of a Change in Control.”
2.All references in the Employment Agreements shall be deemed to refer to such agreements as amended.

3.Except as expressly amended hereby, the Employment Agreements, as amended, are unchanged and remain in full force and effect.
4.This 2023 Second Amendment is made a part of, and is incorporated into, each of the Employment Agreements and is subject to all provisions therein (as amended hereby), including the amendments, waivers, construction, notices, governing law and entire agreement provisions thereof. This 2023 Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas without reference to principles of conflict of laws.
[Remainder of Page Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, Employee has hereunto set Employee’s hand and the Employer has caused this 2023 Second Amendment to be executed in its name on its behalf, effective as of the dates provided for herein.

EMPLOYER

By: /s/ Robert G. Phillips
Name: Robert G. Phillips
Title: Chief Executive Officer

EMPLOYEE

By: /s/ Joel Lambert
Name: Joel Lambert

IN WITNESS WHEREOF, Employee has hereunto set Employee’s hand and the Employer has caused this 2023 Second Amendment to be executed in its name on its behalf, effective as of the dates provided for herein.

EMPLOYER

By: /s/ Joel Lambert
Name: Joel Lambert
Title: Executive Vice President

EMPLOYEE

By: /s/ Robert Halpin
Name: Robert Halpin

Signature Page to
2023 Second Omnibus Amendment to Employment Agreements

IN WITNESS WHEREOF, Employee has hereunto set Employee’s hand and the Employer has caused this 2023 Second Amendment to be executed in its name on its behalf, effective as of the dates provided for herein.

EMPLOYER

By: /s/ Joel Lambert
Name: Joel Lambert
Title: Executive Vice President

EMPLOYEE

By: /s/ Steven Dougherty
Name: Steven Dougherty

Signature Page to
2023 Second Omnibus Amendment to Employment Agreements

IN WITNESS WHEREOF, Employee has hereunto set Employee’s hand and the Employer has caused this 2023 Second Amendment to be executed in its name on its behalf, effective as of the dates provided for herein.

EMPLOYER

By: /s/ Joel Lambert
Name: Joel Lambert
Title: Executive Vice President

EMPLOYEE

By: /s/ William Moore
Name: William Moore

Signature Page to
2023 Second Omnibus Amendment to Employment Agreements

IN WITNESS WHEREOF, Employee has hereunto set Employee’s hand and the Employer has caused this 2023 Second Amendment to be executed in its name on its behalf, effective as of the dates provided for herein.

EMPLOYER

By: /s/ Joel Lambert
Name: Joel Lambert
Title: Executive Vice President

EMPLOYEE

By: /s/ Diaco Aviki
Name: Diaco Aviki

Signature Page to
2023 Second Omnibus Amendment to Employment Agreements

IN WITNESS WHEREOF, Employee has hereunto set Employee’s hand and the Employer has caused this 2023 Second Amendment to be executed in its name on its behalf, effective as of the dates provided for herein.

EMPLOYER

By: /s/ Joel Lambert
Name: Joel Lambert
Title: Executive Vice President

EMPLOYEE

By: /s/ John Black
Name: John Black

Signature Page to
2023 Second Omnibus Amendment to Employment Agreements